UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2017

PAREXEL International Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	0-21244	04-2776269
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

195 West Street

Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(781) 487-9900

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 15, 2017, PAREXEL International Corporation (the “Company”) held its special meeting of shareholders (the “Shareholders Meeting”). At the Shareholders Meeting, shareholders voted on the following three proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on August 15, 2017. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes with respect to each proposal voted upon at the Shareholders Meeting are set forth below.

Proposal 1 – The Merger Agreement. The shareholders voted on the adoption of the Agreement and Plan of Merger, by and among West Street Parent, LLC (“Parent”), West Street Merger Sub, Inc. (“Merger Sub”) and the Company (the “Merger Agreement”), providing for the merger of Merger Sub with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of West Street Intermediate Holdings Corp., the successor entity to Parent (the “Merger”). Shareholders voted as follows:

For	Against	Abstain	Broker Non-Votes
39,482,319	55,169	454,225	—

Accordingly, the adoption of the Merger Agreement was approved.

Proposal 2 – Non-Binding, Advisory Vote on Named Executive Office Compensation. The shareholders voted on the approval, by non-binding, advisory vote on compensation that will or may become payable by the Company to its named executive officers in connection with the Merger. Shareholders voted as follows:

For	Against	Abstain	Broker Non-Votes
25,024,465	14,364,451	602,794	—

Accordingly, the approval, by non-binding, advisory vote on compensation that will or may become payable by the Company to its named executive officers in connection with the Merger was approved.

Proposal 3 – Adjournment Proposal. The shareholders voted on the approval of one or more adjournments of the Shareholders Meeting, if necessary and to the extent permitted by the Merger Agreement, to solicit additional proxies if the Company has not obtained sufficient affirmative stockholder votes to adopt the Merger Agreement. Shareholders voted as follows:

For	Against	Abstain	Broker Non-Votes
36,249,811	3,285,784	456,118	—

Accordingly, the adjournment proposal was approved.

Item 8.01 Other Items.

On September 18, 2017, the Company issued a press release announcing the results of the Shareholders Meeting, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2017

PAREXEL INTERNATIONAL CORPORATION

By:	/s/ Simon Harford
Simon Harford
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated September 18, 2017, issued by PAREXEL International Corporation.